UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________

FORM 8-K/A
AMENDMENT NO. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to correct the error in the press release described in Item 2.02 below.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 26, 2014, Edgewater Technology, Inc. (the “Company”) filed a form 8-K disclosing a press release announcing its fourth quarter and full year 2013 results (the “Initial 8-K”).  This Current Report on Form 8-K/A (“Amendment No. 1”) amends the initial Form 8-K and related press release to revise the Management Commentary portion of the press release.  A copy of the Company’s revised press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Amendment No. 1, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

This Amendment No. 1 is not intended to otherwise revise or update any of the information disclosed in the Initial 8-K.  This Amendment No. 1 continues to speak as of the date of the Initial 8-K and is not intended to, nor does it, reflect events that have occurred since the filing of the Initial 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Corrected Press Release dated February 26, 2014.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 26, 2014

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)